Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Third Quarter		Year-to-Date
	2018	2017	2018	2017
NET SALES	$3,494.8	$3,359.4	$10,347.7	$9,502.4
COSTS AND EXPENSES
Cost of sales	2,256.4	2,106.4	6,656.5	5,970.1
Gross margin	1,238.4	1,253.0	3,691.2	3,532.3
% of Net Sales	35.4%	37.3%	35.7%	37.2%
Selling, general and administrative	798.9	768.9	2,390.3	2,203.4
% of Net Sales	22.9%	22.9%	23.1%	23.2%
Operating margin	439.5	484.1	1,300.9	1,328.9
% of Net sales	12.6%	14.4%	12.6%	14.0%
Other - net	59.4	60.5	236.7	216.3
Loss (gain) on sales of businesses	—	3.2	0.8	(265.1)
Pension settlement	—	—	—	12.8
Restructuring charges	21.8	19.1	58.1	42.9
Income from operations	358.3	401.3	1,005.3	1,322.0
Interest - net	53.4	46.9	154.2	135.9
EARNINGS BEFORE INCOME TAXES	304.9	354.4	851.1	1,186.1
Income taxes	56.6	79.9	139.3	240.3
NET EARNINGS	248.3	274.5	711.8	945.8
Less: net gain (loss) attributable to non-controlling interests	0.5	—	(0.2)	—
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$247.8	$274.5	$712.0	$945.8

EARNINGS PER SHARE OF COMMON STOCK
Basic	$1.67	$1.83	$4.77	$6.33
Diluted	$1.65	$1.80	$4.68	$6.22
DIVIDENDS PER SHARE	$0.66	$0.63	$1.92	$1.79
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	147,964	149,689	149,311	149,464
Diluted	150,599	152,622	152,225	152,106

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	September 29, 2018	December 30, 2017
ASSETS
Cash and cash equivalents	$368.7	$637.5
Accounts and notes receivable, net	2,236.2	1,628.7
Inventories, net	2,649.7	2,018.4
Other current assets	300.8	274.4
Total current assets	5,555.4	4,559.0
Property, plant and equipment, net	1,846.2	1,742.5
Goodwill and other intangibles, net	12,554.1	12,283.5
Other assets	492.0	512.7
Total assets	$20,447.7	$19,097.7
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,408.1	$5.3
Current maturities of long-term debt	979.6	977.5
Accounts payable	2,320.2	2,021.0
Accrued expenses	1,344.1	1,387.7
Total current liabilities	6,052.0	4,391.5
Long-term debt	2,830.6	2,828.2
Other long-term liabilities	3,480.0	3,573.0
Stanley Black & Decker, Inc. shareowners’ equity	8,082.2	8,302.2
Non-controlling interests’ equity	2.9	2.8
Total liabilities and shareowners' equity	$20,447.7	$19,097.7

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Third Quarter		Year-to-Date
		2018	2017	2018	2017
	OPERATING ACTIVITIES
	Net earnings	$248.3	$274.5	$711.8	$945.8
	Depreciation and amortization	129.7	120.7	381.0	338.0
	Loss (gain) on sales of businesses	—	3.2	0.8	(265.1)
	Changes in working capital[1]	(287.8)	(456.9)	(1,017.1)	(1,253.9)
	Other	101.3	174.1	(36.4)	188.5
	Net cash provided by (used in) operating activities	191.5	115.6	40.1	(46.7)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(109.4)	(91.0)	(327.4)	(277.9)
	(Payments) proceeds from sales of businesses, net of cash sold	(1.1)	—	(3.0)	745.3
	Business acquisitions, net of cash acquired	(15.1)	(152.0)	(521.9)	(2,582.1)
	Net investment hedge settlements	(5.1)	(27.9)	15.2	(31.6)
	Proceeds related to deferred purchase price receivable	—	241.3	—	469.1
	Stock purchase contract fees	(10.1)	(9.9)	(30.3)	(9.9)
	Net short-term borrowings (repayments)	309.5	(64.4)	1,445.1	499.2
	Premium paid on equity option	—	—	(57.3)	(25.1)
	Proceeds from issuance of preferred stock	—	—	—	727.5
	Proceeds from issuances of common stock	10.2	14.6	32.8	47.5
	Purchases of common stock for treasury	(301.8)	(0.6)	(514.5)	(16.2)
	Cash dividends on common stock	(97.4)	(94.7)	(286.5)	(267.9)
	Effect of exchange rate changes on cash	5.8	22.3	(54.1)	81.5
	Other	(11.7)	(9.5)	(24.6)	(6.6)
	Net cash used in investing and financing activities	(226.2)	(171.8)	(326.5)	(647.2)
	Decrease in cash, cash equivalents and restricted cash	(34.7)	(56.2)	(286.4)	(693.9)
	Cash, cash equivalents and restricted cash, beginning of period	403.4	539.5	655.1	1,177.2
	Cash, cash equivalents and restricted cash, end of period	$368.7	$483.3	$368.7	$483.3
	Free Cash Flow Computation[2]
	Operating cash flow	$191.5	$115.6	$40.1	$(46.7)
	Less: capital and software expenditures	(109.4)	(91.0)	(327.4)	(277.9)
	Free cash flow (before dividends)	$82.1	$24.6	$(287.3)	$(324.6)
	Impact of recently adopted accounting standards[3]		241.3		514.5
	Free cash flow (before dividends), as previously reported[3]		$265.9		$189.9
	Reconciliation of Cash, Cash Equivalents and Restricted Cash
				September 29, 2018	December 30, 2017
	Cash and cash equivalents			$368.7	$637.5
	Restricted cash included in Other current assets			—	17.6
	Cash, cash equivalents and restricted cash			$368.7	$655.1

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

3
Free cash flow as reported in the third quarter of 2017 was an inflow of $265.9 million and $189.9 million for the three and nine months ended September 30, 2017, respectively. As a result of the adoption of Accounting Standards Update ("ASU") 2016-15, "Classification of Certain Cash Receipts and Cash Payments" and ASU 2016-18, "Restricted Cash," free cash flow has decreased by $241.3 million and $514.5 million for the three and nine months ended September 30, 2017, respectively.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Third Quarter		Year-to-Date
	2018	2017	2018	2017
NET SALES
Tools & Storage	$2,448.0	$2,369.2	$7,231.6	$6,571.5
Industrial	562.0	510.9	1,639.3	1,494.0
Security	484.8	479.3	1,476.8	1,436.9
Total	$3,494.8	$3,359.4	$10,347.7	$9,502.4
SEGMENT PROFIT
Tools & Storage	$356.2	$394.1	$1,056.2	$1,050.5
Industrial	88.4	92.2	254.4	272.0
Security	47.4	54.0	141.0	156.5
Segment Profit	492.0	540.3	1,451.6	1,479.0
Corporate Overhead	(52.5)	(56.2)	(150.7)	(150.1)
Total	$439.5	$484.1	$1,300.9	$1,328.9
Segment Profit as a Percentage of Net Sales
Tools & Storage	14.6%	16.6%	14.6%	16.0%
Industrial	15.7%	18.0%	15.5%	18.2%
Security	9.8%	11.3%	9.5%	10.9%
Segment Profit	14.1%	16.1%	14.0%	15.6%
Corporate Overhead	(1.5)%	(1.7)%	(1.5)%	(1.6)%
Total	12.6%	14.4%	12.6%	14.0%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Third Quarter 2018
		Reported	Acquisition- Related Charges[1]	Normalized[3]
	Gross margin	$1,238.4	$3.3	$1,241.7
	% of Net Sales	35.4%		35.5%
	Selling, general and administrative	798.9	(63.6)	735.3
	% of Net Sales	22.9%		21.0%
	Operating margin	439.5	66.9	506.4
	% of Net Sales	12.6%		14.5%
	Earnings before income taxes	304.9	85.4	390.3
	Income taxes	56.6	19.5	76.1
	Net earnings attributable to common shareowners	247.8	65.9	313.7
	Diluted earnings per share of common stock	$1.65	$0.43	$2.08

[1]	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs, and a non-cash fair value adjustment.

		Third Quarter 2017
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$1,253.0	$9.6	$1,262.6
	% of Net Sales	37.3%		37.6%
	Selling, general and administrative	768.9	(7.4)	761.5
	% of Net Sales	22.9%		22.7%
	Operating margin	484.1	17.0	501.1
	% of Net Sales	14.4%		14.9%
	Earnings before income taxes	354.4	33.3	387.7
	Income taxes	79.9	9.3	89.2
	Net earnings attributable to common shareowners	274.5	24.0	298.5
	Diluted earnings per share of common stock	$1.80	$0.15	$1.96

2	Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, and gains or losses on sales of businesses.
3
The normalized 2018 and 2017 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges, non-cash fair value adjustment, and gains or losses on sales of businesses, as applicable.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2018
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$3,691.2	$13.8	$3,705.0
	% of Net Sales	35.7%		35.8%
	Selling, general and administrative	2,390.3	(105.5)	2,284.8
	% of Net Sales	23.1%		22.1%
	Operating margin	1,300.9	119.3	1,420.2
	% of Net Sales	12.6%		13.7%
	Earnings before income taxes	851.1	237.2	1,088.3
	Income taxes	139.3	30.0	169.3
	Net earnings attributable to common shareowners	712.0	207.2	919.2
	Diluted earnings per share of common stock	$4.68	$1.36	$6.04

[1]
Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, a non-cash fair value adjustment, an environmental remediation settlement, and a tax charge related to recently enacted U.S. tax legislation.

		Year-to-Date 2017
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$3,532.3	$42.5	$3,574.8
	% of Net Sales	37.2%		37.6%
	Selling, general and administrative	2,203.4	(26.8)	2,176.6
	% of Net Sales	23.2%		22.9%
	Operating margin	1,328.9	69.3	1,398.2
	% of Net Sales	14.0%		14.7%
	Earnings before income taxes	1,186.1	(134.9)	1,051.2
	Income taxes	240.3	8.8	249.1
	Net earnings attributable to common shareowners	945.8	(143.7)	802.1
	Diluted earnings per share of common stock	$6.22	$(0.95)	$5.27

2	Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs and gains or losses on sales of businesses.
3
The normalized 2018 and 2017 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges, non-cash fair value adjustment, gain or loss on sales of businesses, environmental remediation settlement, and a tax charge related to recently enacted U.S. tax legislation, as applicable.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Third Quarter 2018
		Reported	Acquisition- Related Charges[1]	Normalized[2]
	SEGMENT PROFIT
	Tools & Storage	$356.2	$49.7	$405.9
	Industrial	88.4	6.2	94.6
	Security	47.4	6.6	54.0
	Segment Profit	492.0	62.5	554.5
	Corporate Overhead	(52.5)	4.4	(48.1)
	Total	$439.5	$66.9	$506.4
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	14.6%		16.6%
	Industrial	15.7%		16.8%
	Security	9.8%		11.1%
	Segment Profit	14.1%		15.9%
	Corporate Overhead	(1.5)%		(1.4)%
	Total	12.6%		14.5%

		Third Quarter 2017
		Reported	Acquisition- Related Charges[1]	Normalized[2]
	SEGMENT PROFIT
	Tools & Storage	$394.1	$16.8	$410.9
	Industrial	92.2	—	92.2
	Security	54.0	—	54.0
	Segment Profit	540.3	16.8	557.1
	Corporate Overhead	(56.2)	0.2	(56.0)
	Total	$484.1	$17.0	$501.1
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.6%		17.3%
	Industrial	18.0%		18.0%
	Security	11.3%		11.3%
	Segment Profit	16.1%		16.6%
	Corporate Overhead	(1.7)%		(1.7)%
	Total	14.4%		14.9%

1	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs, and a non-cash fair value adjustment, as applicable.
2
The normalized 2018 and 2017 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related charges and non-cash fair value adjustment, as applicable.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2018
		Reported	Acquisition- Related Charges[1]	Normalized[2]
	SEGMENT PROFIT
	Tools & Storage	$1,056.2	$82.2	$1,138.4
	Industrial	254.4	19.1	273.5
	Security	141.0	9.9	150.9
	Segment Profit	1,451.6	111.2	1,562.8
	Corporate Overhead	(150.7)	8.1	(142.6)
	Total	$1,300.9	$119.3	$1,420.2
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	14.6%		15.7%
	Industrial	15.5%		16.7%
	Security	9.5%		10.2%
	Segment Profit	14.0%		15.1%
	Corporate Overhead	(1.5)%		(1.4)%
	Total	12.6%		13.7%

		Year-to-Date 2017
		Reported	Acquisition- Related Charges[1]	Normalized[2]
	SEGMENT PROFIT
	Tools & Storage	$1,050.5	$68.2	$1,118.7
	Industrial	272.0	—	272.0
	Security	156.5	0.9	157.4
	Segment Profit	1,479.0	69.1	1,548.1
	Corporate Overhead	(150.1)	0.2	(149.9)
	Total	$1,328.9	$69.3	$1,398.2
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.0%		17.0%
	Industrial	18.2%		18.2%
	Security	10.9%		11.0%
	Segment Profit	15.6%		16.3%
	Corporate Overhead	(1.6)%		(1.6)%
	Total	14.0%		14.7%

1	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs, and a non-cash fair value adjustment, as applicable.
2
The normalized 2018 and 2017 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related charges and non-cash fair value adjustment, as applicable.